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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 26, 2004

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

        Massachusetts                 1-4347                06-0513860
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
        Incorporation)             File Number)          Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

     Changes in the Company's Bylaws: On August 26, 2004, the Board of Directors of Rogers Corporation (the "Company") amended and restated the Company's bylaws. The amendments primarily are designed to address the provisions of the new Massachusetts Business Corporation Act (the "MBCA"), which became effective on July 1, 2004. Previously, the Company was subject to the provisions of the Massachusetts Business Corporation Law (the "MBCL"). This report contains a summary of the revisions made to the bylaws. The descriptions of provisions of the amended bylaws are qualified in their entirety by reference to the amended bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

     Many of the amendments were made to conform the language of the amended bylaws to that used in the MBCA. Bylaw provisions frequently replicate statutory provisions; accordingly, in many cases, the bylaws were modified to reflect language differences between the MBCA and the MBCL. For some provisions the amended bylaws have not been revised to conform with the language used in the MBCA; instead, language contained in the superseded bylaws has been deleted because repeating the statutory provisions was not deemed useful. Finally, some changes reflect logistical matters covered by the MBCA, such as the use of electronic transmission.

     Changes include the following:

Meetings of Shareholders

     The MBCL required that an annual meeting be held within 6 months of the fiscal year end, and the superseded bylaws reflected that requirement. Because a comparable provision is not contained in the MBCA, the applicable language has been removed from the amended bylaws.

     The MBCA revised the requirements regarding a corporation's obligation to notify its shareholders of an upcoming annual or special meeting. The MBCL required that notice be delivered to shareholders at least 7 days prior to the date of the meeting. The MBCA requires that notice be given no fewer than 7 days nor more than 60 days prior to the date of the meeting. The amended bylaws conform with the timing provisions of the MBCA.

     The bylaws have been revised to provide that in the case of any special meeting called upon the written demands of shareholders, such meeting shall be scheduled not less than 60 days nor more than 90 days after the date on which the Secretary has received sufficient demands to require that such meeting be called and notice of such meeting shall be given within 30 days after receipt of such demands.

     The bylaws have been revised to provide that whenever notice of a meeting is required to be given to a shareholder under applicable law, the articles of organization or the bylaws, such notice can be waived by certain actions of a shareholder.

     The bylaws have also been amended to explicitly provide that, in addition to traditional delivery methods, notice of an annual or special shareholders meeting may be delivered to a shareholder in the future (if permitted by the Company) by electronic transmission in a manner specified to the Company by the shareholder.


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     The MBCA provides that, absent a contrary provision in the articles of organization, the purposes of a shareholder meeting must be included in the notice to shareholders of the meeting. The bylaws have been revised to provide that any shareholder that wants to present business at a shareholders meeting must follow specific procedures, including compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended, as a condition to such business constituting valid business at a shareholders meeting.

     The MBCA uses the concept of "voting groups." A voting group consists of all shares of one or more classes or series of capital stock that are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders. The amended bylaws incorporate the concept of voting groups in the provisions dealing with establishing quorums and determining whether matters presented to the shareholders have been approved. With respect to each voting group, when a quorum is present, a director is elected by a plurality of votes properly cast for election of that director, while all other matters are considered approved when votes properly cast in favor of the matter exceed the votes properly cast in opposition to the matter, in each case, except when a different vote is required by law, the articles of organization, or the bylaws, or when the board of directors requires a larger aggregate number of affirmative votes.

     The bylaws have been amended to provide that, unless otherwise provided in the articles of organization and subject to the guidelines and procedures adopted by the board of directors, shareholders and proxyholders may participate in shareholders meetings by means of remote communications if such remote communications are used by the Company in the future.

Directors and Officers

     Under the MBCL, Massachusetts corporations were required to have a clerk. The MBCA requires Massachusetts corporations to have a secretary. The amendments to the bylaws replace references to the clerk with references to the secretary.

     The superseded bylaws provided that vacancies on the board of directors (other than a vacancy resulting from the enlargement of the board of directors) would be filled by the shareholders, or in the absence of shareholder action, by the directors. The bylaws have been amended to provide that any vacancy, however occurring, will be filled by a majority of directors then in office, not by the shareholders.

     The provisions regarding quorums and action at meetings have been revised to include cross-references to the MBCA.

     Certain requirements regarding the qualifications necessary to be an officer of the Company have been deleted in the amended bylaws.

     A provision has been added to the amended bylaws that provides that the Company may enter into employment contracts authorized by the board of directors extending beyond the terms of office of the directors.

     The indemnification provisions of the MBCL were permissive and left most of the details regarding indemnification to each corporation to determine. The MBCA, however, contains specified procedures and requirements for indemnification of directors and officers. The Company's bylaws have been revised to conform the indemnification language to the MBCA, including with respect to advancement of expenses, and to provide that directors and officers shall be indemnified to the fullest extent permitted by applicable law.


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Capital Stock

     The bylaws have been amended to provide that the directors may authorize the issuance of uncertificated securities.

     The provision in the bylaws regarding fixing a record date has been amended so that such date can be no more than seventy days preceding the date on which a particular action is to occur, as contemplated by the MBCA.



Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits


Exhibit No.                    Description
-----------                    -----------

3.1 Bylaws of Rogers Corporation, as amended and restated effective August 26, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROGERS CORPORATION


                                       By: /s/ James M. Rutledge
                                           -------------------------------------
                                           James M. Rutledge
                                           Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: September 1, 2004